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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

  __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                             94-1347393
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                  57104
(Address of principal executive offices)                   (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                            MATRIA HEALTHCARE, INC.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                              58-2205984
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

1850 PARKWAY PLACE
MARIETTA, GEORGIA                                     30067
(Address of principal executive offices)              (Zip code)

                          -----------------------------
              4.875% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024
                       (Title of the indenture securities)
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(1)  See Table 1 - List of additional obligors

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                                     Table 1


Address of each of the Guarantors listed below is 1850 Parkway Place, Marietta, Georgia 30067, unless indicated otherwise.


         Guarantor                                        State of Incorporation       Federal EIN
         ---------                                        ----------------------       -----------
1.       Facet Technologies, LLC                          Georgia                      58-2180675

2.       Diabetes Self Care, Inc.                         Virginia                     54-1432116
         3601 Thirlane Road, Suite 4
         Roanoke, Va. 24019

3.       Quality Oncology, Inc.                           Delaware                     54-1776557
         1430 Spring Hill Road, Suite 106
         McLean, Va. 22102

4.       Diabetes Management Solutions, Inc.              Delaware                     54-1831718
         2161 New Market Parkway, Suite 233
         Marietta, Ga. 30067

Item 1. General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of San Francisco
               San Francisco, California 94120

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.      Not applicable.

Item 16.  List of Exhibits.     List below all exhibits filed as a part of this
                                Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of
                    Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3. See Exhibit 2

         Exhibit 4. Copy of By-laws of the trustee as now in effect.***

         Exhibit 5. Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the
                    Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. Not applicable.

         Exhibit 9. Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.




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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 28th day of May 2004.






                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /s/ Joseph P. O'Donnell
                                    -------------------------
                                    Joseph P. O'Donnell
                                    Assistant Vice President

                                                                       EXHIBIT 6




May 28, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                      Very truly yours,

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                      /s/ Joseph P. O'Donnell
                                      -----------------------
                                      Joseph P. O'Donnell
                                      Assistant Vice President

                                                                       EXHIBIT 7



                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
        at the close of business March 31, 2004, filed in accordance with
                    12 U.S.C. Section 161 for National Banks.


                                                                                           Dollar Amounts
                                                                                             In Millions
                                                                                           ---------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                  $ 13,890
         Interest-bearing balances                                                              6,251
Securities:
         Held-to-maturity securities                                                                0
         Available-for-sale securities                                                         27,661
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                 1,436
         Securities purchased under agreements to resell                                          170
Loans and lease financing receivables:
         Loans and leases held for sale                                                        29,359
         Loans and leases, net of unearned income                          233,785
         LESS: Allowance for loan and lease losses                           2,629
         Loans and leases, net of unearned income and allowance                               231,156
Trading Assets                                                                                  8,314
Premises and fixed assets (including capitalized leases)                                        2,787
Other real estate owned                                                                           180
Investments in unconsolidated subsidiaries and associated companies                               284
Customers' liability to this bank on acceptances outstanding                                       69
Intangible assets
         Goodwill                                                                               7,915
         Other intangible assets                                                                6,871
Other assets                                                                                   11,217
                                                                                             --------
Total assets                                                                                 $347,560
                                                                                             ========

LIABILITIES
Deposits:
         In domestic offices                                                                 $240,660
                  Noninterest-bearing                                       78,496
                  Interest-bearing                                         162,164
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                         15,087
                  Noninterest-bearing                                            3
                  Interest-bearing                                          15,084
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                           18,617
         Securities sold under agreements to repurchase                                         3,028

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
                                                                                         Dollar Amounts
                                                                                           In Millions
                                                                                         --------------
Trading liabilities                                                                             4,973
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)             18,180
Bank's liability on acceptances executed and outstanding                                           69
Subordinated notes and debentures                                                               4,824
Other liabilities                                                                               9,494
                                                                                             --------
Total liabilities                                                                            $314,932

Minority interest in consolidated subsidiaries                                                     70

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                       0
Common stock                                                                                      520
Surplus (exclude all surplus related to preferred stock)                                       23,424
Retained earnings                                                                               7,812
Accumulated other comprehensive income                                                            802
Other equity capital components                                                                     0
                                                                                             --------
Total equity capital                                                                           32,558
                                                                                             --------
Total liabilities, minority interest, and equity capital                                     $347,560
                                                                                             ========


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



                                                                James E. Hanson
                                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Howard Atkins
Dave Hoyt          Directors
John Stumpf